EXHIBIT 10.19

North Bay Bancorp 2007 Executive Officer Base Salaries

Executive Officer

Title

  2007 Salary

Terry L. Robinson

President and CEO North Bay Bancorp;

  $236,000

CEO The Vintage Bank

Glen C. Terry

President, The Vintage Bank

  $183,000

John A. Nerland

Executive Vice President of

  $195,000

North Bay Bancorp and

Chief Credit Officer of

The Vintage Bank

Michael W. Wengel

Executive Vice President and Chief

  $190,000

Financial Officer of North Bay Bancorp

and The Vintage Bank

Stephanie Rode

Senior Vice President and Compliance/

  $126,000

Risk Manager for The Vintage Bank